Exhibit 13.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. § 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
I, Tong Xudong, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Annual Report on Form 20-F for the period ended December 31, 2007 of APT Satellite Holdings Limited (the “Report”):
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of APT Satellite Holdings Limited.
A signed original of this written statement required by Section 906 has been provided to APT Satellite Holdings Limited and will be retained by APT Satellite Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.
Date: June 27, 2008

/s/ Tong Xudong
Tong Xudong
Executive Director and Vice President
APT Satellite Holdings Limited